News Release
November 28, 2022
SSR MINING ANNOUNCES POSITIVE EXPLORATION RESULTS AT MARIGOLD CREATING PATHWAYS FOR MINE PLAN ENHANCEMENT AND EXTENSION
Oxide Intercepts Include 4.2 g/t Au Over 26 Meters and 2.7 g/t Au Over 17 Meters at New Millennium; Updated Technical Report on Track for 2023
DENVER - SSR Mining Inc. (NASDAQ/TSX: SSRM, ASX: SSR) ("SSR Mining" or the “Company") is pleased to announce results from 316 drillholes completed at the Marigold mine in Nevada, USA, for the period from October, 2021 to August, 2022 (Figure 1) at the New Millennium, Trenton Canyon and Buffalo Valley oxide targets. These results build upon, and are subsequent to, the Marigold 2021 Technical Report Summary. With an existing Mineral Reserve life of 11 years, exploration at Marigold is focused on adding higher-grade oxide ounces to the mine plan to both enhance and extend the current production profile and life of mine free cash flow generation. The continued exploration success at these key exploration targets has the potential to drive Mineral Reserve and Mineral Resource growth that can be incorporated into an updated Technical Report Summary for Marigold, which is expected in 2023 (the “2023 Marigold TRS”). The 2023 Marigold TRS will evaluate the potential to add New Millennium to the life of mine plan. Future studies will evaluate mining and processing opportunities at the Trenton Canyon and Buffalo Valley satellite targets located four and ten kilometers south of New Millennium, respectively.
The potential development of New Millennium was unlocked by recent brownfield strategic land acquisitions and presents an opportunity to add higher-grade oxide Mineral Reserves and Mineral Resources proximal to existing Marigold infrastructure. The New Millennium target area is comprised of six distinct zones which include East Basalt, Battle Cry, Antler, Section 6, Lil’ Gun and North Antler. These targets are on the periphery of the Antler-Basalt pits that previously produced approximately one million ounces at a grade of 0.75 g/t. Nearly 45,000 meters of drilling was completed at New Millennium across 146 holes, with numerous intercepts significantly above Marigold’s existing Mineral Reserve grade and new mineralization encountered more than five hundred meters south of previously defined Mineral Resources.
New Millennium oxide drilling highlights include (see Figures 2 and 3) (see Table 1):
•MRA7621: 25.9 meters at 4.2 g/t Au from 117.3 meters
•MRA7623: 16.8 meters at 2.7 g/t Au from 120.4 meters
•MRA7629: 22.9 meters at 1.7 g/t Au from 231.6 meters
•MRA7520: 21.3 meters at 1.7 g/t Au from 195.1 meters, and 19.8 meters at 1.9 g/t Au from 225.6 meters
Rod Antal, President and CEO of SSR Mining, said, “These results showcase exceptional oxide grades that have potential to drive Mineral Reserve and Mineral Resource growth and complement the existing Marigold production profile. We expect to include some of this higher-grade oxide material in the 2023 Marigold TRS, which we anticipate will demonstrate an optimized and expanded production profile through the incorporation of New Millennium. In addition, with the recent results from both Trenton Canyon and Buffalo Valley, we believe the future is very bright for Marigold with opportunities to extend the existing 11 year mine life while adding higher grade, lower cost oxide ounces to the near and longer-term mine plan.”

SSR Mining Inc.	PAGE 1

SSR Land Package
News Release Drillholes
SSR 2021 NR Drillholes
Historical Drillholes
Marigold Mine
Valmy
New Millennium
Trenton Canyon
Buffalo Valley
4,000m
N

Figure 1: Plan view of the Marigold property
Table 1: Significant oxide gold intercepts at New Millennium

Hole ID	From (m)	To (m)	Interval (m)	Grade (g/t Au)	Oxidation State	Area
MRA7621	117.3	143.3	25.9	4.2	Oxide	New Millennium
including	123.4	137.2	13.7	6.8	Oxide
MRA7623	120.4	137.2	16.8	2.7	Oxide	New Millennium
including	125.0	129.5	4.6	5.1	Oxide
MRA7629	231.6	254.5	22.9	1.7	Oxide	New Millennium
MRA7520	195.1	216.4	21.3	1.7	Oxide	New Millennium
including	202.7	205.7	3.0	4.7	Oxide
	225.6	245.4	19.8	1.9	Oxide
MR7626	198.1	239.3	41.1	0.9	Oxide	New Millennium
MRA7560	118.9	144.8	25.9	1.4	Oxide	New Millennium
MRA7628	221.0	245.4	24.4	1.4	Oxide	New Millennium
MRA7630	222.5	242.3	19.8	1.6	Oxide	New Millennium
including	231.6	236.2	4.6	3.7	Oxide
MRA7755	108.2	129.5	21.3	1.4	Oxide	New Millennium
MRA7624	120.4	155.4	35.1	0.8	Oxide	New Millennium

SSR Mining Inc.	PAGE 2

In addition to drilling at New Millennium, SSR Mining continues to explore for supplemental oxide ore sources across the broader Marigold land package. At Trenton Canyon and Buffalo Valley, located approximately four kilometers south and ten kilometers southwest of New Millennium, respectively, drilling has delivered exciting high-grade intercepts of predominantly oxide mineralization. Exploration at these targets aims to define oxide material that leverages existing infrastructure at Marigold to provide an avenue for production growth in the future. Work also continues to delineate and define initial sulfide resources at each target that could represent potential longer-term development opportunities for Marigold.
Trenton Canyon oxide drilling highlights include (see Figures 4 and 5) (see Table 2):
•MRA7795: 15.2 meters at 11.1 g/t Au from 213.4 meters
•MRA7587: 19.8 meters at 5.5 g/t Au from 181.4 meters
•MRA7518: 6.1 meters at 2.0 g/t Au from 41.1 meters and 25.9 meters at 1.2 g/t Au from 50.3 meters
Buffalo Valley oxide drilling highlights include (see Figures 6, 7 and 8) (see Table 2):
•DDH7705: 18.3 meters at 6.2 g/t Au from 126.5 meters
•MRA7730: 42.7 meters at 1.4 g/t Au from 382.5 meters
•MRA7598: 6.1 meters at 2.5 g/t Au from 324.6 meters
Additionally, an infill drill hole from the Valmy pit located to the northeast of New Millennium included the following oxide intercepts:
•DDH7452: 14.3 meters at 4.7 g/t Au from 209.4 meters and 12.5 meters at 0.8 g/t Au from 246.3 meters
Table 2: Significant oxide gold intercepts at Trenton Canyon and Buffalo Valley

Hole ID	From (m)	To (m)	Interval (m)	Grade (g/t Au)	Oxidation State	Area
MRA7795	213.4	228.6	15.2	11.1	Oxide	Trenton Canyon
including	213.4	222.5	9.1	17.0	Oxide
DDH7705	126.5	144.8	18.3	6.2	Oxide	Buffalo Valley
including	127.3	132.6	5.3	13.9	Oxide
including	135.6	138.8	3.2	4.8	Oxide
MRA7587	181.4	201.2	19.8	5.5	Oxide	Trenton Canyon
including	182.9	189.0	6.1	9.8	Oxide
including	192.0	198.1	6.1	6.1	Oxide
MRA7730	382.5	425.2	42.7	1.4	Oxide	Buffalo Valley
MRA7585	65.5	68.6	3.0	18.2	Oxide	Trenton Canyon
MRA7817	219.5	230.1	10.7	4.1	Oxide	Trenton Canyon
including	221.0	225.6	4.6	8.3	Oxide
MRA7578	103.6	118.9	15.2	2.8	Oxide	Trenton Canyon
including	108.2	111.3	3.0	4.4	Oxide
including	114.3	117.3	3.0	6.3	Oxide
MRA7528	73.2	89.9	16.8	2.2	Oxide	Trenton Canyon
MRA7598	324.6	330.7	6.1	2.5	Oxide	Buffalo Valley
	336.8	350.5	13.7	0.9	Oxide
	353.6	394.7	41.1	0.9	Oxide
MRA7375	57.9	65.5	7.6	4.6	Oxide	Trenton Canyon

SSR Mining Inc.	PAGE 3

While the exploration focus is to define and expand oxide inventory across the greater Marigold property, SSR Mining is simultaneously exploring for structurally controlled sulfide mineralization potentially amenable to alternative mining & processing methods than those currently utilized at Marigold. Building on results previously announced in December 2021, exploration efforts at Trenton Canyon have focused on the Tempest zone, a series of high-grade structures proximal to the past-producing South and West pits.
Trenton Canyon sulfide drilling highlights include (see Figures 4 and 5) (see Table 3):
•DDH7525: 6.1 meters at 25.6 g/t Au from 185.8 meters
oIncluding 3.7m at 41.4 g/t Au from 185.8 meters
•MRA7561: 16.8 meters at 2.6 g/t Au from 144.8 meters
•MRA7708: 12.2 meters at 3.9 g/t Au from 172.2 meters
As the exploration team furthers its understanding of sulfide mineralization at Marigold, it is applying this knowledge to a robust collection of high-quality and underexplored targets throughout the extensive Trenton Canyon and Buffalo Valley properties. One example is the Spitfire target, located approximately two kilometers northwest of the Buffalo Valley pit.
Highlight intercepts from the Spitfire target include (see Figure 6) (see Table 3):
•MRA7609: 6.1 meters at 20.1 g/t Au from 111.3 meters
•DDH7600: 6.9 meters at 2.0 g/t Au from 292.8 meters, including coarse visible gold
Table 3: Significant sulfide gold intercepts at Trenton Canyon and Buffalo Valley

Hole ID	From (m)	To (m)	Interval (m)	Grade (g/t Au)	Oxidation State	Area
DDH7525	185.8	191.8	6.1	25.6	Sulfide	Trenton Canyon
including	185.8	189.4	3.7	41.4	Sulfide
MRA7609	111.3	117.3	6.1	20.1	Sulfide	Buffalo Valley
MRA7840	362.7	385.6	22.9	4.4	Sulfide	Trenton Canyon
including	362.7	368.8	6.1	9.9	Sulfide
MRA7708	172.2	184.4	12.2	3.9	Sulfide	Trenton Canyon
including	176.8	181.4	4.6	6.9	Sulfide
MRA7703	259.1	269.7	10.7	3.2	Sulfide	Trenton Canyon
including	260.6	263.7	3.0	5.5	Sulfide
MRA7540	266.7	271.3	4.6	7.4	Sulfide	Trenton Canyon
MRA7842	204.2	210.3	6.1	5.2	Sulfide	Trenton Canyon
MRA7598	330.7	336.8	6.1	5.0	Sulfide	Buffalo Valley
MRA7517	327.7	330.7	3.0	8.7	Sulfide	Trenton Canyon
MRA7561	144.8	161.5	16.8	2.6	Mixed	Trenton Canyon
including	150.9	155.4	4.6	3.6	Sulfide

SSR Mining Inc.	PAGE 4

Marigold Exploration Figures
Figure 2. New Millennium plan view highlighting recent and historical drilling as well as Mineral Reserve and Mineral Resource pit boundaries

A
A’
Current Surface
EOY 2021 Resource Surface
Depleted Surface
Quaternary Alluvium
Antler formation
Valmy
MRA7623
16.8m at 2.67g/t from 120.4m
Incl. 4.6m at 5.14g/t
MRA7621
25.9m at 4.20 from 117.3m
Incl. 13.7m at 6.84g/t
MRA7629
22.9m at 1.72g/t from 231.6m
<0.30 g/t Au
>0.3 g/t Au
>1.0 g/t Au
>2.5 g/t Au
100m
N
S

Figure 3. Section showing highlight oxide intercepts and the A – A’ section shown in Figure 2.

SSR Mining Inc.	PAGE 5

Figure 4. Trenton Canyon plan view highlighting recent and historical drilling
Figure 5. Section showing highlight oxide and sulfide intercepts at Trenton Canyon and the B – B’ section shown in Figure 4.

SSR Mining Inc.	PAGE 6

Figure 6. Buffalo Valley plan view showing recent and historical drilling
Figure 7. Section showing highlight oxide and sulfide intercepts at Buffalo Valley and the C – C’ section shown in Figure 6.

SSR Mining Inc.	PAGE 7

Figure 8. Section showing highlight oxide and sulfide intercepts at Buffalo Valley and the D – D’ section shown in Figure 6.

SSR Mining Inc.	PAGE 8

Marigold Exploration Overview
SSR Mining’s mineral holdings include a 100% owned approximately 20,000-hectare parcel containing the currently producing Marigold mine as well as the past producing Valmy, Trenton Canyon, North Peak, and Buffalo Valley mines. Activity during the Exploration Period (October 2021 to August, 2022) included 316 drillholes (308 reverse circulation and 8 core drillholes) focused on Mineral Reserve and Mineral Resource additions at New Millennium, Trenton Canyon, and Buffalo Valley, as well as infill drilling at the Mackay pit that improved confidence in existing Mineral Reserves and Mineral Resources.
New Millennium represents a low cost, high probability development opportunity in the Nevada portfolio and drilling at the target will continue with the ultimate goal to enhance and extend operations at Marigold beyond its current 11 year mine life. The New Millennium target area is comprised of six distinct zones which include East Basalt, Battle Cry, Antler, Section 6, Lil’ Gun and North Antler, and was enabled by land acquisitions completed in 2016, 2018 and 2019.
Currently, the Company has four drill rigs on-site at Marigold and is undertaking geotechnical, metallurgical and geophysical studies to better understand the multitude of prospective opportunities across the Marigold property. This includes the recent launch of a UAV magnetics survey across the Trenton Canyon, Buffalo Valley and North Peak targets. North Peak is another past producing oxide pit that is located between Trenton Canyon and Buffalo Valley.
As exploration continues to define opportunities for Mineral Reserve and Mineral Resource growth at these targets, the Company is applying a “District Master Plan” approach to future development, permitting and production of these opportunities. This approach, used successfully at Çöpler in the past, ensures Marigold has a well-defined longer-term pipeline of growth projects.
The Company is also continuing a re-assay program of historical drill samples in the New Millennium area with the potential to build on the success of the re-assay program across the greater Marigold property, including re-assaying in 2015-2016 which yielded a 23% increase in estimated tonnage and a 13% increase in gold ounces within the Mackay pits. The goal of this program is to capture low-grade gold assay values not recorded in the historical dataset and integrate the results with the updated resource model. The first phase of this program, which included the re-analysis of drill samples from two drill sections at New Millennium, yielded positive results and was expanded to encompass the entire project area. The second phase of this program, which included approximately 650 samples, is also yielding positive results. The focus of this phase is to add value to ongoing drilling program.
Technical Procedural Information Sampling and Analytical Procedures
Drill samples from the Marigold mine drilling program were sent for processing and analysis to the offices of American Assay Laboratories, Inc. (“AAL”) in Sparks, Nevada which is an ISO 17025 accredited laboratory independent from SSR Mining. Fire assay was completed on a 30-gram sample (AAL method code FA-PB30-ICP) with an Inductively Coupled Plasma finish after a two acid digestion. Samples with assay results greater than 10 g/t gold were fire assayed on a 30-gram sample (AAL method code Grav Au30) with a gravimetric finish. Buffalo Valley samples greater than one gram are subjected to Screen Fire assays. We employ a rigorous Quality Assurance/Quality Control (“QA/QC”) program, which includes real-time assay quality monitoring through the regular insertion of blanks, duplicates, and certified reference material, as well as reviewing laboratory-provided QA/QC data and confirming results at umpire labs.
External review of data and processes relating to Marigold exploration data have been completed by an independent consultant F. C. Edmunds, P. Geo., in November 2022. There were no adverse material results detected and the QA/QC indicates the information collected is acceptable, and the database can be used for further studies.

SSR Mining Inc.	PAGE 9

Qualified Persons
The scientific and technical data contained in this news release relating to the Marigold mine have been reviewed and approved by Richard J. Yancey, Resource Development Manager at Marigold Mine, a Society of Mining, Metallurgy and Exploration Registered Member, and a qualified person for purposes of Subpart 1300 of Regulation S-K and National Instrument 43-101 - Standards of Disclosure for Mineral Projects.
You are encouraged to also review the 2021 Marigold TRS, which is available on SSR Mining’s Current Report on Form 8-K filed with the Securities and Exchange Commission’s EDGAR system (sec.gov) on September 29, 2022.
About SSR Mining
SSR Mining Inc. is a leading, free cash flow focused gold company with four producing assets located in the USA, Türkiye, Canada, and Argentina, combined with a global pipeline of high-quality development and exploration assets. In 2021, the four operating assets produced approximately 794,000 gold-equivalent ounces. SSR Mining is listed under the ticker symbol SSRM on the NASDAQ and the TSX, and SSR on the ASX.
SSR Mining Contacts:
F. Edward Farid, Executive Vice President, Chief Corporate Development Officer
Alex Hunchak, Director, Corporate Development and Investor Relations

SSR Mining Inc.
E-Mail: invest@ssrmining.com
Phone: +1 (888) 338-0046

To receive SSR Mining’s news releases by e-mail, please register using the SSR Mining website at www.ssrmining.com.

SSR Mining Inc.	PAGE 10

Cautionary Note Regarding Forward-Looking Information

Except for statements of historical fact relating to us, certain statements contained in this news release constitute forward-looking information, future oriented financial information, or financial outlooks (collectively “forward-looking information”) within the meaning of applicable securities laws. Forward-looking information may be contained in this document and our other public filings. Forward-looking information relates to statements concerning our outlook and anticipated events or results and, in some cases, can be identified by terminology such as “may”, “will”, “could”, “should”, “expect”, “plan”, “anticipate”, “believe”, “intend”, “estimate”, “projects”, “predict”, “potential”, “continue” or other similar expressions concerning matters that are not historical facts.

Forward-looking information and statements in this news release are based on certain key expectations and assumptions made by us. Although we believe that the expectations and assumptions on which such forward-looking information and statements are based are reasonable, undue reliance should not be placed on the forward-looking information and statements because we can give no assurance that they will prove to be correct. Forward-looking information and statements are subject to various risks and uncertainties which could cause actual results and experience to differ materially from the anticipated results or expectations expressed in this news release. The key risks and uncertainties include, but are not limited to: local and global political and economic conditions; governmental and regulatory requirements and actions by governmental authorities, including changes in government policy, government ownership requirements, changes in environmental, tax and other laws or regulations and the interpretation thereof; developments with respect to the COVID-19 pandemic, including the duration, severity and scope of the pandemic and potential impacts on mining operations; and other risk factors detailed from time to time in our reports filed with the Securities and Exchange Commission on EDGAR and the Canadian securities regulatory authorities on SEDAR.

Forward-looking information and statements in this news release include any statements concerning, among other things: preliminary cost reporting in this document; production, operating, cost, and capital expenditure guidance; our operational and development targets and catalysts and the impact of any suspension on operations; forecasts and outlook, including related to production guidance; timing and expectations regarding the impact of any interruptions caused on our operations; the results of any gold reconciliations; the ability to discover additional oxide gold ore; matters relating to proposed exploration; communications with local stakeholders; maintaining community and government relations; negotiations of joint ventures; negotiation and completion of transactions; commodity prices; Mineral Resources, Mineral Reserves, conversion of Mineral Resources, realization of Mineral Reserves, and the existence or realization of Mineral Resource estimates; the development approach; the timing and amount of future production; the timing of studies, announcements, and analysis; the timing of construction and development of proposed mines and process facilities; capital and operating expenditures; economic conditions; availability of sufficient financing; exploration plans; receipt of regulatory approvals; and any and all other timing, exploration, development, operational, financial, budgetary, economic, legal, social, environmental, regulatory, and political matters that may influence or be influenced by future events or conditions.

Such forward-looking information and statements are based on a number of material factors and assumptions, including, but not limited in any manner to, those disclosed in any other of our filings on EDGAR and SEDAR, and include: the inherent speculative nature of exploration results; the ability to explore; communications with local stakeholders; maintaining community and governmental relations; status of negotiations of joint ventures; weather conditions at our operations; commodity prices; the ultimate determination of and realization of Mineral Reserves; existence or realization of Mineral Resources; the development approach; availability and receipt of required approvals, titles, licenses and permits; sufficient working capital to develop and operate the mines and implement development plans; access to adequate services and supplies; foreign currency exchange rates; interest rates; access to capital markets and associated cost of funds; availability of a qualified work force; ability to negotiate, finalize, and execute relevant agreements; lack of social opposition to our mines or facilities; lack of legal challenges with respect to our properties; the timing and amount of future production; the ability to meet production, cost, and capital expenditure targets; timing and ability to produce studies and analyses; capital and operating expenditures; economic conditions; availability of sufficient financing; the ultimate ability to mine, process, and sell mineral products on economically favorable terms; and any and all other timing, exploration, development, operational, financial, budgetary, economic, legal, social, geopolitical, regulatory and political factors that may influence future events or conditions. While we consider these factors and assumptions to be reasonable based on information currently available to us, they may prove to be incorrect.

The above list is not exhaustive of the factors that may affect any of the Company’s forward-looking information. You should not place undue reliance on forward-looking information and statements. Forward-looking information and statements are only predictions based on our current expectations and our projections about future events. Actual results may vary from such forward-looking information for a variety of reasons including, but not limited to, risks and uncertainties disclosed in our filings on our website at www.ssrmining.com, on SEDAR at www.sedar.com, on EDGAR at www.sec.gov and on the ASX at www.asx.com.au and other unforeseen events or circumstances. Other than as required by law, we do not intend, and undertake no obligation to update any forward-looking information to reflect, among other things, new information or future events. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Qualified Persons

The scientific and technical information concerning our mineral projects in this news release have been reviewed and approved by a “qualified person” under S-K 1300. For details on the “qualified persons” approving such information, a description of the key assumptions, parameters and methods used to estimate mineral reserves and mineral resources for SSR Mining Inc.’s material properties included in this news release, as well as data verification procedures and a general discussion of the extent to which the estimates may be affected by any known environmental, permitting, legal, title, taxation, sociopolitical, marketing or other relevant factors, please review the Technical Report Summaries for each of the Company’s material properties which are available at www.sec.gov.

SSR Mining Inc.	PAGE 11

Table 4: All drill holes completed at Marigold between October 31, 2021 to August 30, 2022.

Hole ID	From (m)	To (m)	Interval (m)	Grade (g/t Au)	Oxidation State	Area
MRA7231	185.9	198.1	12.2	0.60	Oxide	New Millennium
	304.8	307.8	3.0	0.53	Oxide
MRA7255	150.9	153.9	3.0	1.53	Sulfide	Trenton Canyon
	323.1	327.7	4.6	1.31	Sulfide
MRA7327	269.7	272.8	3.0	1.59	Sulfide	Trenton Canyon
MR7370	329.2	332.2	3.0	0.47	Oxide	New Millennium
MRA7371	NSI					Trenton Canyon
MRA7375	57.9	65.5	7.6	4.61	Oxide	Trenton Canyon
MRA7423	NSI					Trenton Canyon
DDH7452	203.3	206.7	3.4	0.70	Oxide	Valmy
	209.4	223.7	14.3	4.71	Oxide
including	209.4	213.2	3.8	14.13	Oxide
	246.3	258.8	12.5	0.80	Oxide
MRA7469	259.1	263.7	4.6	0.42	Oxide	New Millennium
	278.9	281.9	3.0	0.52	Oxide
MRA7474	NSI					Trenton Canyon
MRA7480	NSI					Trenton Canyon
MR7484	134.1	137.2	3.0	0.59	Oxide	Mackay
MRA7495	157.0	164.6	7.6	0.98	Oxide	New Millennium
	178.3	187.5	9.1	1.08	Oxide
	227.1	234.7	7.6	0.66	Oxide
	291.1	294.1	3.0	0.47	Oxide
	306.3	310.9	4.6	0.89	Oxide
	356.6	359.7	3.0	0.39	Oxide
MR7500	48.8	65.5	16.8	0.72	Oxide	Mackay
	102.1	112.8	10.7	0.42	Oxide
	143.3	155.4	12.2	0.86	Oxide
MR7501	NSI					Mackay
MR7502	NSI					Mackay
MRA7503	187.5	195.1	7.6	0.38	Oxide	New Millennium
	271.3	274.3	3.0	1.52	Mixed
	285.0	289.6	4.6	2.39	Oxide
	295.7	298.7	3.0	1.16	Oxide
	327.7	330.7	3.0	0.57	Oxide
MRA7504	216.4	221.0	4.6	0.47	Oxide	New Millennium
	324.6	327.7	3.0	1.28	Oxide
	344.4	352.0	7.6	0.36	Oxide
MRA7505	227.1	230.1	3.0	2.49	Oxide	Trenton Canyon
	230.1	233.2	3.0	9.23	Mixed
	233.2	248.4	15.2	0.79	Oxide
MRA7506	265.2	269.7	4.6	1.78	Sulfide	Trenton Canyon
	277.4	289.6	12.2	1.49	Sulfide
	297.2	300.2	3.0	2.20	Sulfide

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Hole ID	From (m)	To (m)	Interval (m)	Grade (g/t Au)	Oxidation State	Area
MRA7507	301.8	307.8	6.1	2.66	Sulfide	Trenton Canyon
	323.1	326.1	3.0	3.22	Sulfide
	330.7	335.3	4.6	2.00	Sulfide
	344.4	347.5	3.0	1.37	Sulfide
MRA7508	NSI					Trenton Canyon
MRA7509	NSI					Trenton Canyon
MRA7510	269.7	278.9	9.1	2.29	Sulfide	Trenton Canyon
including	271.3	274.3	3.0	3.65	Sulfide
	281.9	288.0	6.1	1.92	Sulfide
MRA7511	NSI					New Millennium
MRA7512	NSI					New Millennium
MR7515	NSI					Mackay
MRA7516	74.7	79.2	4.6	1.61	Sulfide	Trenton Canyon
	82.3	86.9	4.6	1.57	Oxide
	117.3	125.0	7.6	0.48	Oxide
	146.3	152.4	6.1	1.27	Oxide
	160.0	175.3	15.2	1.53	Oxide
	179.8	182.9	3.0	0.83	Sulfide
	184.4	190.5	6.1	1.67	Sulfide
MRA7517	327.7	330.7	3.0	8.66	Sulfide	Trenton Canyon
MRA7518	4.6	10.7	6.1	1.63	Oxide	Trenton Canyon
	41.1	47.2	6.1	2.02	Oxide
	50.3	76.2	25.9	1.17	Oxide
	80.8	88.4	7.6	1.50	Oxide
	88.4	93.0	4.6	1.53	Sulfide
	97.5	100.6	3.0	3.02	Oxide
	112.8	121.9	9.1	2.75	Mixed
	155.4	158.5	3.0	0.62	Oxide
	221.0	227.1	6.1	1.05	Sulfide
MRA7519	NSI					Trenton Canyon
MRA7520	195.1	216.4	21.3	1.71	Oxide	New Millennium
including	202.7	205.7	3.0	4.73	Oxide
	225.6	245.4	19.8	1.95	Oxide
	248.4	262.1	13.7	1.37	Oxide
MR7521	NSI					Mackay
MRA7522	NSI					New Millennium
MRA7523	NSI					Trenton Canyon
MRA7524	310.9	315.5	4.6	0.76	Oxide	New Millennium
DDH7525	185.8	191.8	6.1	25.61	Sulfide	Trenton Canyon
including	185.8	189.4	3.7	41.42	Sulfide
MRA7526	NSI					Trenton Canyon
MRA7527	208.8	211.8	3.0	3.28	Sulfide	Trenton Canyon
MRA7528	73.2	89.9	16.8	2.19	Oxide	Trenton Canyon
MRA7529	NSI					Trenton Canyon
MRA7530	4.6	10.7	6.1	1.26	Oxide	Trenton Canyon

SSR Mining Inc.	PAGE 13

Hole ID	From (m)	To (m)	Interval (m)	Grade (g/t Au)	Oxidation State	Area
DDH7531	244.9	248.9	4.0	0.58	Oxide	Trenton Canyon
	279.7	287.3	7.6	6.98	Mixed
including	280.8	286.2	5.4	8.97	Mixed
MRA7532	73.2	76.2	3.0	1.50	Sulfide	Trenton Canyon
MR7533	NSI					New Millennium
MR7534	350.5	353.6	3.0	0.72	Oxide	New Millennium
MRA7535	NSI					Trenton Canyon
MRA7536	NSI					Trenton Canyon
MR7537	155.4	163.1	7.6	0.68	Oxide	New Millennium
	237.7	259.1	21.3	0.62	Oxide
	309.4	313.9	4.6	0.57	Oxide
MRA7538	29.0	33.5	4.6	1.38	Oxide	Trenton Canyon
MRA7539	301.8	304.8	3.0	5.15	Sulfide	Trenton Canyon
MRA7540	38.1	42.7	4.6	3.36	Oxide	Trenton Canyon
	266.7	271.3	4.6	7.44	Sulfide
	352.0	356.6	4.6	1.34	Sulfide
MRA7541	158.5	164.6	6.1	0.45	Oxide	New Millennium
	301.8	306.3	4.6	0.66	Oxide
MRA7542	155.4	158.5	3.0	0.52	Oxide	New Millennium
	175.3	178.3	3.0	0.57	Oxide
	199.6	202.7	3.0	0.37	Oxide
MRA7545	76.2	79.2	3.0	0.91	Oxide	New Millennium
	105.2	114.3	9.1	1.08	Oxide
MRA7546	128.0	132.6	4.6	0.39	Oxide	New Millennium
	135.6	138.7	3.0	0.88	Oxide
MR7547	NSI					Trenton Canyon
MR7548	NSI					Trenton Canyon
MRA7549	33.5	39.6	6.1	1.09	Oxide	Trenton Canyon
MRA7550	32.0	35.1	3.0	0.85	Oxide	Trenton Canyon
MRA7551	NSI					Buffalo Valley
MRA7552	153.9	160.0	6.1	0.89	Oxide	Buffalo Valley
MRA7553	NSI					Trenton Canyon
MRA7554	NSI					Trenton Canyon
MR7555	83.8	102.1	18.3	0.79	Oxide	New Millennium
MRA7556	83.8	86.9	3.0	0.47	Oxide	New Millennium
MRA7557	68.6	71.6	3.0	0.56	Oxide	New Millennium
	80.8	86.9	6.1	0.40	Oxide
MRA7558	NSI					New Millennium
MRA7559	102.1	106.7	4.6	2.91	Oxide	New Millennium
MRA7560	112.8	115.8	3.0	0.41	Oxide	New Millennium
	118.9	144.8	25.9	1.38	Oxide
	166.1	175.3	9.1	0.64	Oxide
	144.8	161.5	16.8	2.62	Mixed
including	150.9	155.4	4.6	3.58	Sulfide
	161.5	166.1	4.6	1.19	Oxide
	253.0	256.0	3.0	3.34	Sulfide

SSR Mining Inc.	PAGE 14

Hole ID	From (m)	To (m)	Interval (m)	Grade (g/t Au)	Oxidation State	Area
MRA7561	144.8	161.5	16.8	2.62	Mixed	Trenton Canyon
including	150.9	155.4	4.6	3.58	Sulfide
	161.5	166.1	4.6	1.19	Oxide
	253.0	256.0	3.0	3.34	Sulfide
MRA7562	NSI					Trenton Canyon
MRA7563	54.9	64.0	9.1	2.01	Mixed	Trenton Canyon
MRA7564	53.3	65.5	12.2	0.39	Oxide	New Millennium
	80.8	85.3	4.6	0.60	Oxide
MRA7565	NSI					Trenton Canyon
MRA7566	192.0	195.1	3.0	0.37	Oxide	New Millennium
	213.4	224.0	10.7	1.31	Oxide
DDH7567	155.3	160.2	4.9	0.81	Oxide	Buffalo Valley
	187.6	191.4	3.8	0.86	Oxide
	290.8	294.3	3.6	2.54	Oxide
	303.4	308.0	4.6	0.42	Oxide
MRA7568	99.1	102.1	3.0	3.16	Oxide	Trenton Canyon
MRA7569	54.9	57.9	3.0	1.73	Mixed	Trenton Canyon
	134.1	137.2	3.0	0.59	Oxide
	146.3	155.4	9.1	0.88	Oxide
	190.5	196.6	6.1	1.66	Sulfide
MRA7570	64.0	68.6	4.6	0.94	Oxide	Trenton Canyon
	109.7	114.3	4.6	0.85	Oxide
MRA7571	NSI					New Millennium
MRA7572	NSI					New Millennium
MRA7573	42.7	51.8	9.1	0.58	Oxide	New Millennium
MRA7574	NSI					New Millennium
MR7575	91.4	96.0	4.6	0.50	Oxide	Trenton Canyon
MRA7576	NSI					Trenton Canyon
MRA7577	54.9	57.9	3.0	5.25	Sulfide	Trenton Canyon
	80.8	100.6	19.8	1.41	Oxide
	120.4	125.0	4.6	0.75	Oxide
MRA7578	50.3	54.9	4.6	1.46	Sulfide	Trenton Canyon
	76.2	79.2	3.0	1.32	Oxide
	103.6	118.9	15.2	2.78	Oxide
including	108.2	111.3	3.0	4.43	Oxide
including	114.3	117.3	3.0	6.34	Oxide
MRA7579	NSI					Trenton Canyon
MRA7582	NSI					New Millennium
MRA7583	NSI					New Millennium
MRA7584	88.4	91.4	3.0	0.55	Oxide	Trenton Canyon
	97.5	100.6	3.0	1.22	Oxide
	115.8	121.9	6.1	1.10	Oxide
	128.0	137.2	9.1	0.53	Oxide
MRA7585	61.0	65.5	4.6	2.77	Sulfide	Trenton Canyon
	65.5	68.6	3.0	18.21	Oxide
	100.6	109.7	9.1	0.62	Oxide

SSR Mining Inc.	PAGE 15

Hole ID	From (m)	To (m)	Interval (m)	Grade (g/t Au)	Oxidation State	Area
MRA7586	25.9	50.3	24.4	0.84	Oxide	Trenton Canyon
	62.5	65.5	3.0	0.88	Oxide
MRA7587	147.8	157.0	9.1	0.51	Oxide	Trenton Canyon
	181.4	201.2	19.8	5.49	Oxide
including	182.9	189.0	6.1	9.78	Oxide
including	192.0	198.1	6.1	6.07	Oxide
MRA7588	198.1	204.2	6.1	0.98	Oxide	New Millennium
MRA7591	195.1	198.1	3.0	0.56	Oxide	Trenton Canyon
	202.7	207.3	4.6	2.36	Sulfide
	277.4	286.5	9.1	1.78	Sulfide
MR7592	0.0	10.7	10.7	1.04	Mixed	Mackay
DDH7592	112.0	116.6	4.6	0.40	Oxide	Buffalo Valley
MR7593	134.1	137.2	3.0	0.85	Oxide	Buffalo Valley
	300.2	304.8	4.6	1.55	Oxide
	304.8	307.8	3.0	1.75	Mixed
	315.5	318.5	3.0	0.73	Oxide
	382.5	385.6	3.0	0.57	Oxide
MR7594	239.3	249.9	10.7	0.63	Oxide	Buffalo Valley
	275.8	281.9	6.1	1.13	Oxide
MR7595	295.7	304.8	9.1	0.57	Oxide	Buffalo Valley
	345.9	353.6	7.6	0.53	Oxide
MRA7596	397.8	400.8	3.0	1.94	Oxide	Buffalo Valley
MRA7597	301.8	329.2	27.4	0.74	Oxide	Buffalo Valley
	384.0	387.1	3.0	0.64	Oxide
MRA7598	324.6	330.7	6.1	2.54	Oxide	Buffalo Valley
	330.7	336.8	6.1	5.03	Sulfide
	336.8	350.5	13.7	0.92	Oxide
	353.6	394.7	41.1	0.87	Oxide
	411.5	425.2	13.7	0.51	Oxide
MRA7599	251.5	257.6	6.1	0.42	Oxide	Buffalo Valley
	339.9	342.9	3.0	1.22	Mixed
DDH7600	215.0	218.7	3.7	1.69	Sulfide	Buffalo Valley
	240.8	243.8	3.0	0.60	Oxide
	292.8	299.6	6.9	1.99	Sulfide
MRA7601	242.3	253.0	10.7	0.35	Oxide	Buffalo Valley
	289.6	294.1	4.6	2.20	Sulfide
MRA7602	NSI					Buffalo Valley
MR7603	163.1	166.1	3.0	0.41	Oxide	New Millennium
	216.4	219.5	3.0	0.54	Oxide
MR7604	178.3	181.4	3.0	0.80	Oxide	Buffalo Valley
	185.9	196.6	10.7	0.83	Oxide
MRA7605	149.4	152.4	3.0	0.78	Oxide	Buffalo Valley
	228.6	231.6	3.0	0.67	Oxide
MRA7606	NSI					Buffalo Valley

SSR Mining Inc.	PAGE 16

Hole ID	From (m)	To (m)	Interval (m)	Grade (g/t Au)	Oxidation State	Area
MRA7607	93.0	99.1	6.1	0.47	Oxide	New Millennium
	248.4	253.0	4.6	1.26	Oxide
	262.1	265.2	3.0	0.38	Oxide
	291.1	297.2	6.1	1.07	Oxide
MRA7608	NSI					Buffalo Valley
MRA7609	111.3	117.3	6.1	20.11	Sulfide	Buffalo Valley
	158.5	161.5	3.0	0.41	Oxide
	185.9	192.0	6.1	0.50	Oxide
MRA7610	260.6	263.7	3.0	0.49	Oxide	Buffalo Valley
	312.4	315.5	3.0	7.59	Oxide
	326.1	329.2	3.0	1.69	Sulfide
	329.2	341.4	12.2	2.18	Oxide
including	333.8	336.8	3.0	7.10	Oxide
MRA7611	NSI					Buffalo Valley
MRA7613	NSI					Buffalo Valley
MR7614	362.7	368.8	6.1	1.43	Sulfide	Mackay
MRA7615	178.3	196.6	18.3	1.58	Oxide	New Millennium
including	190.5	193.5	3.0	3.75	Oxide
	288.0	291.1	3.0	0.92	Oxide
MR7616	313.9	324.6	10.7	1.84	Oxide	Mackay
including	317.0	320.0	3.0	4.75	Oxide
	329.2	335.3	6.1	0.64	Oxide
MRA7617	NSI					Buffalo Valley
MRA7618	NSI					Buffalo Valley
MRA7619	182.9	185.9	3.0	0.49	Oxide	New Millennium
MRA7621	117.3	143.3	25.9	4.20	Oxide	New Millennium
including	123.4	137.2	13.7	6.84	Oxide
	157.0	166.1	9.1	0.58	Oxide
	175.3	178.3	3.0	0.42	Oxide
MRA7622	NSI					Buffalo Valley
MRA7623	120.4	137.2	16.8	2.67	Oxide	New Millennium
including	125.0	129.5	4.6	5.14	Oxide
	185.9	190.5	4.6	0.42	Oxide
	204.2	207.3	3.0	0.39	Oxide
	222.5	228.6	6.1	0.96	Oxide
	239.3	242.3	3.0	0.74	Oxide
MRA7624	120.4	155.4	35.1	0.84	Oxide	New Millennium
	163.1	167.6	4.6	0.96	Oxide
MR7625	163.1	166.1	3.0	0.47	Oxide	New Millennium
	208.8	214.9	6.1	0.41	Oxide
	253.0	274.3	21.3	0.85	Oxide
	298.7	306.3	7.6	0.88	Oxide
	327.7	332.2	4.6	0.44	Oxide
MR7626	149.4	158.5	9.1	0.49	Oxide	New Millennium
	198.1	239.3	41.1	0.91	Oxide
MR7627	201.2	207.3	6.1	0.55	Oxide	New Millennium

SSR Mining Inc.	PAGE 17

Hole ID	From (m)	To (m)	Interval (m)	Grade (g/t Au)	Oxidation State	Area
MRA7628	221.0	245.4	24.4	1.40	Oxide	New Millennium
	266.7	269.7	3.0	0.40	Oxide
MRA7629	158.5	163.1	4.6	0.44	Oxide	New Millennium
	221.0	227.1	6.1	0.64	Oxide
	231.6	254.5	22.9	1.72	Oxide
MRA7630	211.8	216.4	4.6	0.76	Oxide	New Millennium
	222.5	242.3	19.8	1.58	Oxide
including	231.6	236.2	4.6	3.71	Oxide
	291.1	295.7	4.6	0.41	Oxide
MRA7631	201.2	204.2	3.0	0.58	Oxide	New Millennium
	227.1	237.7	10.7	1.09	Oxide
MRA7633	138.7	146.3	7.6	0.67	Oxide	New Millennium
	150.9	160.0	9.1	0.97	Oxide
MR7634	390.1	393.2	3.0	1.41	Sulfide	Mackay
	414.5	417.6	3.0	0.62	Oxide
	451.1	454.2	3.0	0.88	Oxide
MRA7635	164.6	181.4	16.8	1.02	Oxide	New Millennium
	207.3	221.0	13.7	0.49	Oxide
MRA7636	189.0	204.2	15.2	0.70	Oxide	New Millennium
	355.1	359.7	4.6	0.92	Oxide
MRA7637	234.7	239.3	4.6	0.75	Oxide	New Millennium
MRA7638	178.3	181.4	3.0	0.42	Oxide	New Millennium
	198.1	201.2	3.0	0.69	Oxide
	228.6	231.6	3.0	0.43	Oxide
MR7639	210.3	217.9	7.6	0.66	Oxide	New Millennium
MRA7641	198.1	201.2	3.0	0.35	Oxide	New Millennium
MRA7642	NSI					New Millennium
MRA7643	NSI					New Millennium
MRA7644	246.9	271.3	24.4	1.06	Oxide	New Millennium
MRA7645	175.3	181.4	6.1	0.73	Oxide	New Millennium
	195.1	202.7	7.6	2.24	Oxide
including	199.6	202.7	3.0	3.88	Oxide
	213.4	217.9	4.6	0.42	Oxide
MR7646	410.0	413.0	3.0	0.49	Oxide	Mackay
MRA7647	NSI					Buffalo Valley
MRA7648	100.6	114.3	13.7	0.48	Oxide	New Millennium
MRA7649	269.7	272.8	3.0	0.58	Oxide	New Millennium
MRA7650	117.3	126.5	9.1	0.45	Oxide	New Millennium
	158.5	164.6	6.1	1.43	Oxide
	228.6	233.2	4.6	0.63	Oxide
	257.6	263.7	6.1	1.06	Oxide
	263.7	269.7	6.1	8.97	Mixed
including	265.2	268.2	3.0	15.82	Mixed
MRA7651	118.9	126.5	7.6	0.64	Oxide	New Millennium
	214.9	222.5	7.6	1.53	Oxide
MRA7652	253.0	257.6	4.6	0.50	Oxide	Buffalo Valley
MR7653	184.4	193.5	9.1	1.20	Oxide	New Millennium

SSR Mining Inc.	PAGE 18

Hole ID	From (m)	To (m)	Interval (m)	Grade (g/t Au)	Oxidation State	Area
MRA7654	224.0	227.1	3.0	0.45	Oxide	New Millennium
	327.7	330.7	3.0	0.93	Oxide
MRA7655	NSI					New Millennium
MRA7656	NSI					New Millennium
MRA7657	219.5	224.0	4.6	0.45	Oxide	New Millennium
MRA7658	NSI					New Millennium
MRA7659	204.2	207.3	3.0	0.41	Oxide	New Millennium
	216.4	219.5	3.0	0.43	Oxide
	228.6	236.2	7.6	0.58	Oxide
	272.8	277.4	4.6	1.12	Oxide
MRA7660	131.1	147.8	16.8	0.40	Oxide	New Millennium
	170.7	176.8	6.1	0.56	Oxide
	182.9	187.5	4.6	0.40	Oxide
MRA7661	117.3	120.4	3.0	0.40	Oxide	New Millennium
	147.8	153.9	6.1	0.46	Oxide
	158.5	172.2	13.7	1.33	Oxide
	227.1	231.6	4.6	1.17	Oxide
	236.2	239.3	3.0	1.04	Oxide
MRA7662	NSI					New Millennium
MRA7663	NSI					New Millennium
MRA7664	NSI					Buffalo Valley
MR7665	189.0	195.1	6.1	0.45	Oxide	Mackay
	298.7	303.3	4.6	2.13	Sulfide
MRA7666	169.2	172.2	3.0	0.52	Oxide	New Millennium
	175.3	181.4	6.1	0.46	Oxide
MRA7667	NSI					New Millennium
MRA7668	182.9	189.0	6.1	0.46	Oxide	New Millennium
MR7669	292.6	295.7	3.0	1.33	Oxide	New Millennium
MRA7670	198.1	201.2	3.0	0.88	Oxide	Buffalo Valley
	204.2	207.3	3.0	0.45	Oxide
	219.5	222.5	3.0	0.55	Oxide
	231.6	234.7	3.0	0.37	Oxide
	254.5	257.6	3.0	1.01	Oxide
	257.6	266.7	9.1	1.43	Sulfide
	266.7	277.4	10.7	0.74	Oxide
	417.6	420.6	3.0	6.21	Mixed
MRA7671	172.2	187.5	15.2	0.67	Oxide	New Millennium
	193.5	216.4	22.9	0.64	Oxide
	277.4	280.4	3.0	0.37	Oxide
MRA7672	239.3	242.3	3.0	0.54	Oxide	New Millennium
MRA7673	152.4	155.4	3.0	0.45	Oxide	New Millennium
	189.0	192.0	3.0	0.52	Oxide
	205.7	210.3	4.6	0.56	Oxide
	242.3	246.9	4.6	0.39	Oxide

SSR Mining Inc.	PAGE 19

Hole ID	From (m)	To (m)	Interval (m)	Grade (g/t Au)	Oxidation State	Area
MRA7674	106.7	118.9	12.2	0.56	Oxide	New Millennium
	137.2	140.2	3.0	0.52	Oxide
	144.8	149.4	4.6	0.85	Oxide
	196.6	201.2	4.6	0.49	Oxide
	214.9	221.0	6.1	0.44	Oxide
	227.1	234.7	7.6	0.34	Oxide
	249.9	257.6	7.6	0.48	Oxide
MRA7675	135.6	166.1	30.5	0.58	Oxide	New Millennium
	271.3	274.3	3.0	0.59	Oxide
	184.4	189.0	4.6	0.33	Oxide
MRA7676	196.6	199.6	3.0	0.38	Oxide	New Millennium
	349.0	353.6	4.6	0.54	Oxide
MRA7677	153.9	157.0	3.0	0.97	Oxide	Buffalo Valley
	275.8	280.4	4.6	0.46	Oxide
MRA7678	NSI					New Millennium
MRA7679	157.0	160.0	3.0	0.69	Oxide	New Millennium
	166.1	169.2	3.0	0.45	Oxide
	176.8	182.9	6.1	0.34	Oxide
MRA7680	NSI					New Millennium
MR7681	222.5	227.1	4.6	0.55	Oxide	New Millennium
MR7682	NSI					Mackay
MRA7683	117.3	120.4	3.0	0.51	Oxide	New Millennium
	187.5	192.0	4.6	0.76	Oxide
	222.5	234.7	12.2	0.70	Oxide
MRA7684	NSI					New Millennium
MRA7685	114.3	121.9	7.6	1.28	Oxide	Buffalo Valley
	150.9	166.1	15.2	0.51	Oxide
	312.4	315.5	3.0	0.88	Oxide
	327.7	330.7	3.0	0.43	Oxide
MRA7686	96.0	109.7	13.7	0.62	Oxide	New Millennium
	120.4	132.6	12.2	0.79	Oxide
	135.6	140.2	4.6	0.50	Oxide
	155.4	158.5	3.0	0.36	Oxide
	166.1	179.8	13.7	0.77	Oxide
	190.5	201.2	10.7	0.49	Oxide
	208.8	240.8	32.0	0.48	Oxide
MRA7687	NSI					New Millennium
MRA7688	NSI					New Millennium
MRA7689	117.3	120.4	3.0	1.48	Oxide	New Millennium
	199.6	202.7	3.0	0.75	Oxide
MRA7690	207.3	214.9	7.6	0.43	Oxide	New Millennium
	230.1	236.2	6.1	0.35	Oxide
MRA7691	125.0	131.1	6.1	0.76	Oxide	New Millennium
	134.1	137.2	3.0	0.56	Oxide
	166.1	175.3	9.1	0.40	Oxide
MRA7692	137.2	140.2	3.0	0.32	Oxide	New Millennium
MRA7693	NSI					New Millennium

SSR Mining Inc.	PAGE 20

Hole ID	From (m)	To (m)	Interval (m)	Grade (g/t Au)	Oxidation State	Area
MR7694	350.5	359.7	9.1	1.24	Oxide	Mackay
MRA7695	129.5	132.6	3.0	0.76	Oxide	New Millennium
	125.0	129.5	4.6	3.91	Mixed
	306.3	309.4	3.0	0.66	Oxide
MRA7696	125.0	134.1	9.1	2.45	Sulfide	New Millennium
	306.3	309.4	3.0	0.66	Oxide
MRA7697	112.8	143.3	30.5	0.74	Oxide	New Millennium
MRA7698	68.6	77.7	9.1	0.73	Oxide	New Millennium
	208.8	211.8	3.0	0.50	Oxide
	225.6	230.1	4.6	0.48	Oxide
MRA7699	44.2	59.4	15.2	0.64	Oxide	New Millennium
MRA7700	274.3	280.4	6.1	0.83	Oxide	Buffalo Valley
MRA7701	NSI					New Millennium
MRA7702	259.1	262.1	3.0	2.69	Sulfide	Trenton Canyon
MRA7703	259.1	269.7	10.7	3.20	Sulfide	Trenton Canyon
including	260.6	263.7	3.0	5.53	Sulfide
	266.7	269.7	3.0	4.49	Sulfide
MRA7704	44.2	50.3	6.1	0.58	Oxide	New Millennium
	56.4	61.0	4.6	0.52	Oxide
	99.1	103.6	4.6	0.60	Oxide
DDH7705	126.5	144.8	18.3	6.20	Oxide	Buffalo Valley
including	127.3	132.6	5.3	13.95	Oxide
including	135.6	138.8	3.2	4.84	Oxide
	156.7	161.4	4.8	1.40	Oxide
	166.1	171.9	5.9	0.36	Oxide
	179.2	183.3	4.1	0.49	Oxide
MRA7706	NSI					New Millennium
MRA7707	67.1	70.1	3.0	1.09	Oxide	New Millennium
MRA7708	172.2	184.4	12.2	3.89	Sulfide	Trenton Canyon
including	176.8	181.4	4.6	6.93	Sulfide
	184.4	187.5	3.0	4.12	Oxide
	192.0	195.1	3.0	1.89	Oxide
	275.8	280.4	4.6	2.06	Sulfide
MRA7709	NSI					New Millennium
MRA7710	80.8	86.9	6.1	0.67	Oxide	New Millennium
	91.4	100.6	9.1	1.04	Oxide
	111.3	115.8	4.6	0.59	Oxide
	196.6	202.7	6.1	0.67	Oxide
MRA7711	157.0	190.5	33.5	0.48	Oxide	Buffalo Valley
	216.4	219.5	3.0	0.40	Oxide
MRA7712	NSI					New Millennium
MRA7714	NSI					New Millennium
MRA7715	370.3	376.4	6.1	0.77	Oxide	Buffalo Valley
	384.0	396.2	12.2	0.62	Oxide
	400.8	403.9	3.0	2.81	Sulfide
MRA7716	NSI					New Millennium

SSR Mining Inc.	PAGE 21

Hole ID	From (m)	To (m)	Interval (m)	Grade (g/t Au)	Oxidation State	Area
MRA7717	32.0	35.1	3.0	0.42	Oxide	New Millennium
	259.1	263.7	4.6	2.13	Oxide
MRA7718	176.8	184.4	7.6	0.92	Oxide	Mackay
	195.1	204.2	9.1	0.79	Oxide
	271.3	274.3	3.0	0.80	Oxide
MRA7719	91.4	96.0	4.6	0.74	Oxide	Mackay
	103.6	108.2	4.6	0.47	Oxide
	114.3	118.9	4.6	0.49	Oxide
	213.4	216.4	3.0	0.39	Oxide
	221.0	234.7	13.7	0.67	Oxide
	285.0	288.0	3.0	1.06	Oxide
MRA7720	259.1	265.2	6.1	0.42	Oxide	New Millennium
MRA7722	185.9	198.1	12.2	1.42	Oxide	Mackay
	201.2	208.8	7.6	0.51	Oxide
	225.6	231.6	6.1	0.56	Oxide
MRA7723	121.9	125.0	3.0	0.96	Oxide	Mackay
	128.0	132.6	4.6	2.52	Oxide
	147.8	155.4	7.6	1.30	Oxide
	173.7	185.9	12.2	0.79	Oxide
MRA7724	105.2	109.7	4.6	0.43	Oxide	Mackay
	138.7	149.4	10.7	0.85	Oxide
	161.5	173.7	12.2	1.06	Oxide
MRA7725	132.6	143.3	10.7	0.50	Oxide	New Millennium
	196.6	208.8	12.2	0.55	Oxide
MRA7726	132.6	146.3	13.7	1.65	Oxide	Mackay
including	138.7	141.7	3.0	4.14	Oxide
	149.4	157.0	7.6	0.65	Oxide
	160.0	163.1	3.0	0.47	Oxide
	167.6	173.7	6.1	0.34	Oxide
	176.8	187.5	10.7	0.63	Oxide
MRA7727	137.2	140.2	3.0	1.15	Oxide	Mackay
	143.3	153.9	10.7	2.68	Oxide
including	144.8	149.4	4.6	5.28	Oxide
	166.1	169.2	3.0	0.45	Oxide
MRA7728	193.5	202.7	9.1	0.69	Oxide	Mackay
	278.9	288.0	9.1	1.47	Oxide
	318.5	321.6	3.0	1.81	Sulfide
MRA7729	228.6	237.7	9.1	0.64	Oxide	Mackay
MRA7730	285.0	292.6	7.6	0.37	Oxide	Buffalo Valley
	356.6	359.7	3.0	0.46	Oxide
	382.5	425.2	42.7	1.41	Oxide
MRA7731	190.5	199.6	9.1	1.03	Oxide	Mackay
	324.6	332.2	7.6	0.47	Oxide
MRA7732	NSI					Mackay
MRA7733	NSI					Mackay
MRA7734	249.9	254.5	4.6	0.39	Oxide	Mackay

SSR Mining Inc.	PAGE 22

Hole ID	From (m)	To (m)	Interval (m)	Grade (g/t Au)	Oxidation State	Area
MRA7735	41.1	54.9	13.7	0.39	Oxide	New Millennium
	211.8	214.9	3.0	0.74	Oxide
MRA7736	65.5	68.6	3.0	1.54	Oxide	New Millennium
	74.7	77.7	3.0	0.35	Oxide
MRA7737	178.3	190.5	12.2	0.94	Oxide	Mackay
	195.1	219.5	24.4	1.61	Oxide
including	204.2	208.8	4.6	3.83	Oxide
MRA7738	NSI					New Millennium
MRA7739	NSI					New Millennium
MRA7740	76.2	88.4	12.2	1.51	Oxide	New Millennium
including	77.7	80.8	3.0	3.48	Oxide
	93.0	96.0	3.0	1.00	Oxide
MRA7741	115.8	144.8	29.0	0.96	Oxide	New Millennium
MRA7742	225.6	231.6	6.1	0.49	Oxide	Mackay
MRA7743	NSI					New Millennium
MRA7744	83.8	99.1	15.2	0.57	Oxide	New Millennium
MRA7745	152.4	164.6	12.2	1.04	Oxide	Mackay
	167.6	172.2	4.6	1.08	Oxide
MRA7746	109.7	123.4	13.7	0.90	Oxide	New Millennium
	132.6	135.6	3.0	0.50	Oxide
MRA7747	NSI					New Millennium
MRA7748	NSI					New Millennium
MRA7749	146.3	157.0	10.7	0.43	Oxide	Mackay
	251.5	265.2	13.7	0.39	Oxide
	283.5	288.0	4.6	0.89	Oxide
MR7750	248.4	253.0	4.6	0.40	Oxide	Mackay
	256.0	260.6	4.6	0.85	Oxide
	265.2	278.9	13.7	0.69	Oxide
	368.8	373.4	4.6	1.10	Oxide
MRA7751	25.9	47.2	21.3	1.23	Oxide	Mackay
	93.0	96.0	3.0	0.92	Oxide
	234.7	245.4	10.7	0.83	Oxide
MRA7752	291.1	295.7	4.6	0.38	Oxide	Mackay
MRA7753	111.3	125.0	13.7	1.48	Oxide	Mackay
	240.8	249.9	9.1	0.50	Oxide
MRA7754	143.3	146.3	3.0	0.59	Oxide	Mackay
	149.4	173.7	24.4	1.20	Oxide
MRA7755	70.1	74.7	4.6	0.56	Oxide	New Millennium
	83.8	93.0	9.1	0.77	Oxide
	108.2	129.5	21.3	1.43	Oxide
including	117.3	120.4	3.0	3.83	Oxide
	158.5	161.5	3.0	0.46	Oxide
MRA7756	141.7	150.9	9.1	0.68	Oxide	Mackay
	155.4	169.2	13.7	0.71	Oxide
	178.3	189.0	10.7	1.06	Oxide

SSR Mining Inc.	PAGE 23

Hole ID	From (m)	To (m)	Interval (m)	Grade (g/t Au)	Oxidation State	Area
MRA7757	106.7	109.7	3.0	0.64	Oxide	New Millennium
	140.2	150.9	10.7	2.16	Oxide
including	143.3	147.8	4.6	3.45	Oxide
MRA7758	161.5	164.6	3.0	0.38	Oxide	New Millennium
MRA7759	157.0	160.0	3.0	0.73	Oxide	Mackay
	164.6	192.0	27.4	0.71	Oxide
MRA7760	126.5	132.6	6.1	0.31	Oxide	New Millennium
	135.6	152.4	16.8	1.05	Oxide
MRA7761	295.7	300.2	4.6	0.33	Oxide	New Millennium
MRA7762	4.6	9.1	4.6	1.07	Oxide	Mackay
	74.7	77.7	3.0	0.73	Oxide
	150.9	182.9	32.0	0.77	Oxide
DDH7763	275.4	280.2	4.8	4.17	Sulfide	Trenton Canyon
	379.8	385.6	5.8	1.08	Sulfide
MRA7763	NSI					Mackay
MRA7764	NSI					Valmy
MR7765	217.9	225.6	7.6	1.39	Oxide	Mackay
MRA7766	NSI					Valmy
MRA7767	158.5	163.1	4.6	0.36	Oxide	Valmy
MRA7768	106.7	109.7	3.0	0.59	Oxide	Trenton Canyon
	114.3	120.4	6.1	0.73	Oxide
	123.4	126.5	3.0	2.09	Oxide
MRA7769	222.5	237.7	15.2	0.86	Oxide	New Millennium
MRA7770	74.7	77.7	3.0	0.36	Oxide	New Millennium
	89.9	99.1	9.1	1.45	Oxide
	117.3	120.4	3.0	0.47	Oxide
MRA7771	146.3	149.4	3.0	0.69	Oxide	New Millennium
	152.4	158.5	6.1	0.80	Oxide
	249.9	257.6	7.6	0.42	Oxide
MRA7772	42.7	45.7	3.0	3.32	Sulfide	Trenton Canyon
	62.5	70.1	7.6	1.11	Oxide
	74.7	83.8	9.1	1.38	Oxide
	97.5	100.6	3.0	0.92	Oxide
	137.2	140.2	3.0	1.04	Oxide
MRA7773	NSI					New Millennium
MRA7774	NSI					New Millennium
MRA7775	158.5	161.5	3.0	0.46	Oxide	New Millennium
MRA7776	47.2	51.8	4.6	4.39	Oxide	Trenton Canyon
	86.9	100.6	13.7	2.03	Oxide
including	88.4	93.0	4.6	4.51	Oxide
	103.6	118.9	15.2	1.78	Oxide
	123.4	126.5	3.0	0.90	Oxide
MRA7777	166.1	172.2	6.1	1.84	Mixed	Trenton Canyon
MRA7778	166.1	198.1	32.0	0.76	Oxide	New Millennium
	245.4	248.4	3.0	0.54	Oxide
MRA7779	140.2	147.8	7.6	0.56	Oxide	New Millennium
MRA7780	71.6	74.7	3.0	0.46	Oxide	Trenton Canyon

SSR Mining Inc.	PAGE 24

Hole ID	From (m)	To (m)	Interval (m)	Grade (g/t Au)	Oxidation State	Area
MRA7781	25.9	32.0	6.1	1.11	Oxide	Trenton Canyon
MRA7782	211.8	214.9	3.0	1.30	Mixed	Trenton Canyon
	242.3	246.9	4.6	0.56	Oxide
	323.1	327.7	4.6	2.28	Sulfide
MRA7783	13.7	16.8	3.0	0.42	Oxide	Trenton Canyon
MRA7786	64.0	73.2	9.1	0.48	Oxide	New Millennium
	83.8	88.4	4.6	1.57	Oxide
MRA7787	NSI					New Millennium
MRA7788	86.9	91.4	4.6	0.83	Oxide	New Millennium
MRA7789	129.5	135.6	6.1	0.49	Oxide	New Millennium
MRA7791	NSI					New Millennium
MRA7792	74.7	80.8	6.1	1.06	Oxide	New Millennium
	105.2	108.2	3.0	1.01	Oxide
MRA7793	272.8	275.8	3.0	1.16	Sulfide	Trenton Canyon
MRA7795	9.1	12.2	3.0	0.44	Oxide	Trenton Canyon
	213.4	228.6	15.2	11.06	Oxide
including	213.4	222.5	9.1	17.05	Oxide
	228.6	233.2	4.6	1.54	Sulfide
MRA7796	NSI					Trenton Canyon
MRA7797	144.8	152.4	7.6	0.85	Oxide	Mackay
MRA7799	29.0	38.1	9.1	0.94	Oxide	Mackay
	51.8	54.9	3.0	0.35	Oxide
	86.9	89.9	3.0	1.18	Oxide
MRA7800	NSI					Mackay
MRA7801	NSI					Mackay
MRA7802	24.4	27.4	3.0	3.23	Sulfide	Mackay
MRA7803	15.2	18.3	3.0	2.38	Oxide	Mackay
MRA7804	224.0	240.8	16.8	1.10	Oxide	Trenton Canyon
	246.9	253.0	6.1	0.81	Oxide
MRA7805	57.9	67.1	9.1	1.09	Oxide	Mackay
	88.4	96.0	7.6	2.86	Oxide
MRA7806	57.9	64.0	6.1	0.61	Oxide	Mackay
MRA7807	NSI					Mackay
MRA7808	NSI					Mackay
MRA7809	219.5	224.0	4.6	4.29	Sulfide	Trenton Canyon
including	219.5	222.5	3.0	5.11	Sulfide
	356.6	362.7	6.1	1.16	Sulfide
MRA7814	157.0	161.5	4.6	0.77	Oxide	Trenton Canyon
	164.6	169.2	4.6	0.55	Oxide
	179.8	185.9	6.1	2.26	Oxide
including	179.8	182.9	3.0	3.75	Oxide
MRA7817	19.8	22.9	3.0	0.58	Oxide	Trenton Canyon
	125.0	128.0	3.0	0.56	Oxide
	131.1	138.7	7.6	1.70	Oxide
	193.5	196.6	3.0	0.51	Oxide
	219.5	230.1	10.7	4.08	Oxide
including	221.0	225.6	4.6	8.28	Oxide

SSR Mining Inc.	PAGE 25

Hole ID	From (m)	To (m)	Interval (m)	Grade (g/t Au)	Oxidation State	Area
MRA7819	103.6	108.2	4.6	0.52	Oxide	Trenton Canyon
	126.5	129.5	3.0	3.35	Oxide
	138.7	141.7	3.0	1.14	Oxide
	147.8	150.9	3.0	0.93	Oxide
MRA7820	144.8	147.8	3.0	1.21	Oxide	Trenton Canyon
MRA7821	222.5	227.1	4.6	0.61	Oxide	New Millennium
MRA7822	NSI					Trenton Canyon
MRA7823	138.7	141.7	3.0	1.16	Sulfide	Trenton Canyon
	144.8	149.4	4.6	1.12	Oxide
MRA7824	45.7	50.3	4.6	1.23	Oxide	Mackay
	61.0	70.1	9.1	1.56	Oxide
MRA7840	362.7	385.6	22.9	4.44	Sulfide	Trenton Canyon
including	362.7	368.8	6.1	9.92	Sulfide
MRA7842	149.4	155.4	6.1	0.34	Oxide	Trenton Canyon
	204.2	210.3	6.1	5.16	Sulfide
Drill intervals reported at a nominal 0.3 g/t gold cut-off and with a maximum 2.5m contiguous dilution are given. All thicknesses are down hole length and true widths are not known at this stage. NSI – No significant intercept

SSR Mining Inc.	PAGE 26

Supporting Drilling Information to SSR Mining Announcement

This document provides supporting drill collar locations and composite assay results for the Marigold drilling program referenced in the announcement “SSR Mining Announces Positive Exploration Results at Marigold Creating Pathways for Mine Plan Enhancement and Extension”, November 28, 2022.

Drill collar locations are surveyed in UTM Zone 11, NAD27 grid using differential GPS in units of meters. The Hole ID prefix DDH is used for HQ (63.5 mm core diameter) and NQ (47.6 mm core diameter) core drilling, the MR and MRA prefixes designate reverse circulation drill holes.

Table 5: Drill Collar Coordinates

Hole ID	Easting	Northing	Elevation (m)	Azimuth (deg.)	Dip (deg.)	Length (m)	Area
MRA7231	484936	4502763	1814	90	-70	367.3	New Millennium
MRA7255	485611	4499108	2045	270	-88	370.3	Trenton Canyon
MRA7327	485562	4498429	2114	270	-80	294.1	Trenton Canyon
MR7370	485145	4502563	1833	90	-90	373.4	New Millennium
MRA7371	484801	4500114	1980	270	-55	214.9	Trenton Canyon
MRA7375	484728	4500332	1950	290	-45	214.9	Trenton Canyon
MRA7423	484750	4500364	1931	290	-45	214.9	Trenton Canyon
DDH7452	487362	4504349	1895	270	-80	1101.1	Valmy
MRA7469	484753	4502891	1757	270	-70	367.3	New Millennium
MRA7474	485047	4499444	2165	270	-65	123.4	Trenton Canyon
MRA7480	484967	4499469	2166	270	-65	184.4	Trenton Canyon
MR7484	484873	4508427	1565	0	-90	493.8	Mackay
MRA7495	485014	4502698	1832	90	-70	367.3	New Millennium
MR7500	485117	4506694	1627	0	-90	560.8	Mackay
MR7501	484125	4507505	1647	88	-90	426.7	Mackay
MR7502	484866	4508307	1569	0	-90	493.8	Mackay
MRA7503	484876	4502764	1796	88	-73	367.3	New Millennium
MRA7504	484874	4502641	1797	92	-74	367.3	New Millennium
MRA7505	484630	4499201	2379	270	-45	336.8	Trenton Canyon
MRA7506	484632	4499201	2379	270	-65	336.8	Trenton Canyon
MRA7507	484645	4499170	2385	270	-80	367.3	Trenton Canyon
MRA7508	484643	4499170	2385	270	-60	336.8	Trenton Canyon
MRA7509	484639	4499144	2389	270	-60	367.3	Trenton Canyon
MRA7510	484648	4499231	2371	270	-65	367.3	Trenton Canyon
MRA7511	485070	4502701	1837	90	-70	367.3	New Millennium
MRA7512	484940	4502700	1813	90	-70	367.3	New Millennium
MR7515	486097	4507214	1621	0	-90	426.7	Mackay
MRA7516	484921	4499089	2290	270	-50	367.3	Trenton Canyon
MRA7517	484773	4498954	2323	270	-55	367.3	Trenton Canyon
MRA7518	484915	4499142	2301	270	-60	367.3	Trenton Canyon
MRA7519	484747	4499015	2346	270	-65	275.8	Trenton Canyon
MRA7520	484838	4502459	1776	90	-65	356.6	New Millennium
MR7521	485123	4506591	1630	0	-90	560.8	Mackay
MRA7522	485466	4503050	1827	90	-70	341.4	New Millennium
MRA7523	484776	4500265	1962	270	-45	214.9	Trenton Canyon
MRA7524	484899	4502368	1787	90	-55	349	New Millennium
DDH7525	484642	4499560	2261	270	-63	547.4	Trenton Canyon
MRA7526	485076	4499308	2175	16	-55	245.4	Trenton Canyon

SSR Mining Inc.	PAGE 27

Hole ID	Easting	Northing	Elevation (m)	Azimuth (deg.)	Dip (deg.)	Length (m)	Area
MRA7527	485076	4499308	2175	16	-65	245.4	Trenton Canyon
MRA7528	485207	4499234	2178	275	-65	458.7	Trenton Canyon
MRA7529	485215	4499231	2178	16	-65	275.8	Trenton Canyon
MRA7530	485216	4499231	2178	16	-55	275.8	Trenton Canyon
DDH7531	484643	4498943	2392	25	-72	370.9	Trenton Canyon
MRA7532	484987	4499427	2192	16	-35	138.7	Trenton Canyon
MR7533	485668	4502339	1857	0	-90	268.2	New Millennium
MR7534	485185	4502564	1837	90	-90	356.6	New Millennium
MRA7535	485294	4499283	2127	16	-85	245.4	Trenton Canyon
MRA7536	485294	4499284	2127	16	-55	245.4	Trenton Canyon
MR7537	485106	4502561	1829	90	-90	373.4	New Millennium
MRA7538	485163	4499258	2177	270	-65	458.7	Trenton Canyon
MRA7539	484729	4499717	2162	270	-65	367.3	Trenton Canyon
MRA7540	484676	4499506	2263	270	-85	382.5	Trenton Canyon
MRA7541	485156	4502779	1821	90	-70	306.3	New Millennium
MRA7542	485319	4502746	1810	90	-65	349	New Millennium
MRA7545	485438	4502749	1810	90	-55	275.8	New Millennium
MRA7546	485382	4502748	1808	90	-60	364.2	New Millennium
MR7547	484485	4499691	2221	270	-90	367.3	Trenton Canyon
MRA7548	484484	4499691	2221	270	-80	367.3	Trenton Canyon
MRA7549	484484	4499691	2221	270	-60	367.3	Trenton Canyon
MRA7550	484483	4499691	2221	270	-50	336.8	Trenton Canyon
MRA7551	477694	4495811	1619	90	-65	367.3	Buffalo Valley
MRA7552	477693	4495811	1619	60	-65	367.3	Buffalo Valley
MRA7553	484447	4499711	2201	270	-60	336.8	Trenton Canyon
MRA7554	484447	4499711	2201	270	-80	382.5	Trenton Canyon
MR7555	485426	4502775	1808	90	-90	184.4	New Millennium
MRA7556	485452	4502774	1813	90	-75	345.9	New Millennium
MRA7557	485514	4502805	1833	90	-60	388.6	New Millennium
MRA7558	485594	4502802	1844	90	-55	388.6	New Millennium
MRA7559	485411	4502748	1809	90	-60	364.2	New Millennium
MRA7560	485354	4502747	1808	90	-60	358.1	New Millennium
MRA7561	484732	4499414	2263	270	-40	382.5	Trenton Canyon
MRA7562	485449	4499223	2061	16	-85	214.9	Trenton Canyon
MRA7563	485449	4499222	2061	16	-55	214.9	Trenton Canyon
MRA7564	485549	4502806	1838	90	-55	388.6	New Millennium
MRA7565	485030	4499849	2026	270	-55	367.3	Trenton Canyon
MRA7566	485195	4502778	1816	90	-60	245.4	New Millennium
DDH7567	479233	4494132	1770	61	-53	597.6	Buffalo Valley
MRA7568	484713	4500378	1932	290	-45	214.9	Trenton Canyon
MRA7569	484879	4499016	2278	270	-40	367.3	Trenton Canyon
MRA7570	484834	4498957	2286	270	-85	443.5	Trenton Canyon
MRA7571	485562	4503052	1821	90	-70	342.9	New Millennium
MRA7572	485830	4503051	1873	90	-75	379.5	New Millennium
MRA7573	485675	4503048	1856	90	-70	382.5	New Millennium
MRA7574	485872	4503114	1871	90	-75	379.5	New Millennium
MR7575	484821	4498927	2288	60	-90	153.9	Trenton Canyon

SSR Mining Inc.	PAGE 28

Hole ID	Easting	Northing	Elevation (m)	Azimuth (deg.)	Dip (deg.)	Length (m)	Area
MRA7576	484822	4498927	2288	60	-65	62.5	Trenton Canyon
MRA7577	484809	4498896	2292	138	-88	184.4	Trenton Canyon
MRA7578	484809	4498897	2292	60	-80	153.9	Trenton Canyon
MRA7579	484809	4498897	2292	60	-60	93	Trenton Canyon
MRA7582	485910	4503115	1867	90	-75	370.3	New Millennium
MRA7583	485943	4503112	1872	90	-75	355.1	New Millennium
MRA7584	484804	4498856	2296	60	-60	184.4	Trenton Canyon
MRA7585	484804	4498856	2296	60	-75	214.9	Trenton Canyon
MRA7586	484805	4498857	2296	60	-40	123.4	Trenton Canyon
MRA7587	484805	4498858	2295	305	-59	306.3	Trenton Canyon
MRA7588	484801	4503978	1769	90	-65	245.4	New Millennium
MRA7591	484993	4499122	2262	270	-45	336.8	Trenton Canyon
DDH7592	478995	4494631	1725	60	-65	228.9	Buffalo Valley
MR7592	484852	4508311	1570	90	-90	91.4	Mackay
MR7593	478130	4494017	1643	0	-90	428.2	Buffalo Valley
MR7594	478325	4494274	1665	0	-90	428.2	Buffalo Valley
MR7595	478080	4494490	1647	0	-90	428.2	Buffalo Valley
MRA7596	478325	4494273	1665	60	-75	428.2	Buffalo Valley
MRA7597	478080	4494489	1647	90	-75	428.2	Buffalo Valley
MRA7598	478325	4494273	1665	90	-70	428.2	Buffalo Valley
MRA7599	478130	4494017	1643	90	-70	379.5	Buffalo Valley
DDH7600	478282	4496086	1661	270	-70	609.9	Buffalo Valley
MRA7601	478080	4494490	1647	90	-60	428.2	Buffalo Valley
MRA7602	477694	4495811	1619	110	-65	367.3	Buffalo Valley
MR7603	484879	4502845	1791	125	-89	336.8	New Millennium
MR7604	477912	4496230	1637	0	-90	428.2	Buffalo Valley
MRA7605	477912	4496230	1637	290	-70	367.3	Buffalo Valley
MRA7606	475554	4494322	1507	130	-50	428.2	Buffalo Valley
MRA7607	484802	4502360	1754	90	-55	367.3	New Millennium
MRA7608	478296	4496648	1654	90	-70	367.3	Buffalo Valley
MRA7609	478291	4496651	1654	290	-70	367.3	Buffalo Valley
MRA7610	478290	4496648	1654	230	-70	367.3	Buffalo Valley
MRA7611	475695	4494552	1516	90	-50	428.2	Buffalo Valley
MRA7613	475686	4494837	1518	90	-50	364.2	Buffalo Valley
MR7614	484624	4507805	1612	90	-90	548.6	Mackay
MRA7615	484923	4502466	1783	90	-65	367.3	New Millennium
MR7616	484627	4507802	1613	90	-90	539.5	Mackay
MRA7617	478946	4496852	1698	110	-60	420.6	Buffalo Valley
MRA7618	479173	4496826	1715	100	-50	428.2	Buffalo Valley
MRA7619	485037	4502964	1802	90	-55	285	New Millennium
MRA7621	484963	4502930	1804	90	-65	214.9	New Millennium
MRA7622	475580	4495132	1514	90	-50	358.1	Buffalo Valley
MRA7623	484946	4502964	1797	90	-55	330.7	New Millennium
MRA7624	484927	4502931	1797	90	-65	245.4	New Millennium
MR7625	484943	4502841	1811	112	-89	367.3	New Millennium
MR7626	485004	4502843	1824	0	-90	367.3	New Millennium
MR7627	485005	4502866	1822	0	-90	306.3	New Millennium

SSR Mining Inc.	PAGE 29

Hole ID	Easting	Northing	Elevation (m)	Azimuth (deg.)	Dip (deg.)	Length (m)	Area
MRA7628	484958	4502810	1817	90	-70	367.3	New Millennium
MRA7629	484968	4502744	1822	90	-75	275.8	New Millennium
MRA7630	484966	4502781	1822	90	-75	367.3	New Millennium
MRA7631	484970	4502599	1817	90	-75	306.3	New Millennium
MRA7633	485038	4502747	1834	90	-75	275.8	New Millennium
MR7634	484371	4507312	1624	90	-90	557.8	Mackay
MRA7635	485015	4502717	1832	90	-75	367.3	New Millennium
MRA7636	484979	4502718	1825	90	-75	367.3	New Millennium
MRA7637	484829	4502780	1781	90	-75	355.1	New Millennium
MRA7638	484973	4502688	1824	90	-75	367.3	New Millennium
MR7639	484827	4502841	1777	0	-90	275.8	New Millennium
MRA7641	484975	4502627	1821	90	-75	306.3	New Millennium
MRA7642	484735	4502840	1752	90	-70	275.8	New Millennium
MRA7643	484830	4502870	1775	90	-70	367.3	New Millennium
MRA7644	484829	4503023	1769	90	-65	336.8	New Millennium
MRA7645	485007	4502596	1822	90	-75	306.3	New Millennium
MR7646	484397	4507179	1625	90	-90	563.9	Mackay
MRA7647	475634	4495614	1515	90	-50	365.8	Buffalo Valley
MRA7648	484868	4503023	1777	90	-65	336.8	New Millennium
MRA7649	484838	4502901	1774	90	-70	275.8	New Millennium
MRA7650	484798	4503205	1754	90	-65	306.3	New Millennium
MRA7651	484799	4503205	1754	90	-45	263.7	New Millennium
MRA7652	475454	4495319	1510	90	-50	339.9	Buffalo Valley
MR7653	484757	4502832	1761	0	-90	275.8	New Millennium
MRA7654	484786	4502871	1766	90	-70	367.3	New Millennium
MRA7655	484792	4502902	1765	90	-65	275.8	New Millennium
MRA7656	484783	4502959	1757	90	-55	359.7	New Millennium
MRA7657	484833	4502961	1767	90	-55	367.3	New Millennium
MRA7658	484874	4502962	1777	90	-55	263.7	New Millennium
MRA7659	484857	4502934	1777	90	-65	306.3	New Millennium
MRA7660	484892	4502931	1787	90	-65	278.9	New Millennium
MRA7661	484761	4503265	1745	90	-60	245.4	New Millennium
MRA7662	484733	4502960	1747	90	-55	367.3	New Millennium
MRA7663	484686	4503111	1728	90	-50	306.3	New Millennium
MRA7664	478282	4493785	1660	90	-50	428.2	Buffalo Valley
MR7665	485442	4511046	1484	0	-90	347.5	Mackay
MRA7666	484691	4503175	1727	90	-65	275.8	New Millennium
MRA7667	484645	4503998	1740	90	-60	367.3	New Millennium
MRA7668	484744	4503023	1747	90	-65	336.8	New Millennium
MR7669	484759	4506471	1614	0	-90	396.2	New Millennium
MRA7670	478280	4493943	1661	90	-50	428.2	Buffalo Valley
MRA7671	484748	4503055	1747	90	-65	391.7	New Millennium
MRA7672	484781	4503861	1749	90	-65	306.3	New Millennium
MRA7673	484691	4503236	1727	90	-75	275.8	New Millennium
MRA7674	484702	4503266	1730	90	-55	367.3	New Millennium
MRA7675	484761	4503144	1748	90	-65	413	New Millennium
MRA7676	484720	4503146	1734	90	-65	426.7	New Millennium

SSR Mining Inc.	PAGE 30

Hole ID	Easting	Northing	Elevation (m)	Azimuth (deg.)	Dip (deg.)	Length (m)	Area
MRA7677	478274	4494102	1661	90	-50	428.2	Buffalo Valley
MRA7678	484746	4503922	1745	90	-65	275.8	New Millennium
MRA7679	484727	4503178	1737	90	-65	275.8	New Millennium
MRA7680	485708	4503171	1804	90	-55	306.3	New Millennium
MR7681	485614	4503162	1813	0	-90	306.3	New Millennium
MR7682	484566	4506880	1616	0	-90	548.6	Mackay
MRA7683	485007	4504259	1806	90	-65	367.3	New Millennium
MRA7684	484907	4504133	1803	90	-65	367.3	New Millennium
MRA7685	478554	4494093	1687	92	-69	428.2	Buffalo Valley
MRA7686	484729	4503295	1738	90	-60	260.6	New Millennium
MRA7687	484954	4504046	1806	90	-65	245.4	New Millennium
MRA7688	484915	4503981	1796	90	-65	214.9	New Millennium
MRA7689	484936	4503921	1790	90	-65	367.3	New Millennium
MRA7690	484632	4503924	1733	90	-65	275.8	New Millennium
MRA7691	484730	4503207	1736	90	-70	306.3	New Millennium
MRA7692	484695	4503390	1728	90	-75	306.3	New Millennium
MRA7693	485343	4502963	1818	90	-70	342.9	New Millennium
MR7694	484485	4506974	1629	0	-90	560.8	Mackay
MRA7695	485407	4502962	1830	90	-70	358.1	New Millennium
MRA7696	485043	4504140	1815	90	-65	358.1	New Millennium
MRA7697	484790	4503888	1751	90	-65	214.9	New Millennium
MRA7698	484867	4503871	1765	90	-65	245.4	New Millennium
MRA7699	484946	4503862	1767	90	-65	214.9	New Millennium
MRA7700	478001	4493940	1637	90	-50	428.2	Buffalo Valley
MRA7701	485728	4503000	1853	280	-80	306.3	New Millennium
MRA7702	484429	4499428	2248	268	-80	336.8	Trenton Canyon
MRA7703	484730	4499414	2262	274	-63	275.9	Trenton Canyon
MRA7704	485620	4502925	1850	280	-80	306.3	New Millennium
DDH7705	478300	4494548	1662	90	-60	587	Buffalo Valley
MRA7706	485739	4502812	1868	280	-75	306.3	New Millennium
MRA7707	485647	4502828	1859	280	-75	306.3	New Millennium
MRA7708	484475	4499534	2256	96	-60	374.9	Trenton Canyon
MRA7709	485779	4502836	1876	280	-80	367.3	New Millennium
MRA7710	485561	4502874	1854	280	-80	306.3	New Millennium
MRA7711	478278	4493861	1657	90	-50	428.2	Buffalo Valley
MRA7712	484867	4504251	1774	90	-65	367.3	New Millennium
MRA7714	485686	4502761	1845	280	-65	367.3	New Millennium
MRA7715	478279	4494016	1664	90	-50	428.2	Buffalo Valley
MRA7716	485691	4502909	1860	280	-80	306.3	New Millennium
MRA7717	485623	4502980	1835	280	-80	306.3	New Millennium
MRA7718	485134	4507333	1570	90	-75	324.6	Mackay
MRA7719	485123	4507490	1570	90	-65	382.5	Mackay
MRA7720	484812	4504041	1780	90	-65	275.8	New Millennium
MRA7722	485113	4507144	1570	90	-60	297.2	Mackay
MRA7723	485292	4507397	1570	90	-50	230.1	Mackay
MRA7724	485318	4507424	1570	90	-58	245.4	Mackay
MRA7725	484836	4503916	1766	90	-65	245.4	New Millennium

SSR Mining Inc.	PAGE 31

Hole ID	Easting	Northing	Elevation (m)	Azimuth (deg.)	Dip (deg.)	Length (m)	Area
MRA7726	485312	4507456	1570	90	-60	278.9	Mackay
MRA7727	485248	4507510	1570	90	-70	260.6	Mackay
MRA7728	485137	4507173	1569	90	-60	321.6	Mackay
MRA7729	485052	4507201	1569	90	-75	330.7	Mackay
MRA7730	478302	4494172	1664	90	-50	428.2	Buffalo Valley
MRA7731	484935	4507303	1592	90	-70	336.8	Mackay
MRA7732	485126	4507207	1570	90	-55	309.4	Mackay
MRA7733	485205	4507387	1570	90	-80	281.9	Mackay
MRA7734	485205	4507387	1570	90	-70	275.8	Mackay
MRA7735	484871	4503887	1768	90	-65	214.9	New Millennium
MRA7736	484966	4503873	1771	90	-65	214.9	New Millennium
MRA7737	485151	4507240	1570	90	-65	306.3	Mackay
MRA7738	485676	4502594	1864	90	-70	214.9	New Millennium
MRA7739	485796	4502895	1878	280	-80	306.3	New Millennium
MRA7740	485592	4502592	1854	90	-60	214.9	New Millennium
MRA7741	485580	4502562	1852	90	-70	275.8	New Millennium
MRA7742	484929	4507667	1579	90	-58	318.5	Mackay
MRA7743	485533	4502565	1845	90	-70	306.3	New Millennium
MRA7744	485519	4502591	1841	90	-60	214.9	New Millennium
MRA7745	485314	4507546	1541	90	-50	214.9	Mackay
MRA7746	485505	4502621	1838	90	-60	245.4	New Millennium
MRA7747	485453	4502630	1832	90	-60	245.4	New Millennium
MRA7748	485841	4502945	1880	280	-80	306.3	New Millennium
MRA7749	484910	4507695	1578	90	-65	333.8	Mackay
MR7750	484970	4510471	1503	0	-90	457.2	Mackay
MRA7751	485033	4507730	1524	90	-65	245.4	Mackay
MRA7752	484866	4506943	1605	90	-65	312.4	Mackay
MRA7753	485072	4507699	1523	90	-60	260.6	Mackay
MRA7754	485314	4509007	1535	90	-75	207.3	Mackay
MRA7755	485502	4502647	1838	93	-64	245.4	New Millennium
MRA7756	485261	4508944	1538	90	-65	221	Mackay
MRA7757	485485	4502685	1830	90	-80	245.4	New Millennium
MRA7758	485408	4502657	1828	90	-65	275.8	New Millennium
MRA7759	485286	4509068	1533	90	-75	199.6	Mackay
MRA7760	485393	4502685	1822	90	-70	245.4	New Millennium
MRA7761	485837	4503010	1875	280	-80	306.3	New Millennium
MRA7762	485265	4508985	1537	90	-75	199.6	Mackay
MRA7763	484916	4506927	1610	90	-55	263.7	Mackay
DDH7763	484675	4499504	2262	270	-85	406.3	Trenton Canyon
MRA7764	486181	4506423	1660	90	-75	245.4	Valmy
MR7765	485157	4510768	1499	0	-90	457.2	Mackay
MRA7766	486160	4506348	1665	90	-75	245.4	Valmy
MRA7767	486140	4506281	1675	90	-75	245.4	Valmy
MRA7768	485485	4502778	1820	96	-61	367.3	New Millennium
MRA7769	486220	4503017	1927	90	-80	382.5	New Millennium
MRA7770	485577	4502760	1830	280	-80	306.3	New Millennium
MRA7771	485247	4502778	1810	90	-70	275.8	New Millennium

SSR Mining Inc.	PAGE 32

Hole ID	Easting	Northing	Elevation (m)	Azimuth (deg.)	Dip (deg.)	Length (m)	Area
MRA7772	484457	4499104	2339	305	-56	153.9	Trenton Canyon
MRA7773	486147	4503020	1914	90	-80	373.4	New Millennium
MRA7774	486083	4503021	1898	90	-80	367.3	New Millennium
MRA7775	485544	4502774	1827	90	-50	245.4	New Millennium
MRA7776	484519	4499065	2356	270	-55	214.9	Trenton Canyon
MRA7777	484588	4499017	2381	270	-55	214.9	Trenton Canyon
MRA7778	485305	4502777	1805	90	-70	275.8	New Millennium
MRA7779	485361	4502781	1802	90	-80	245.4	New Millennium
MRA7780	484489	4498976	2372	270	-55	184.4	Trenton Canyon
MRA7781	484564	4498956	2382	270	-55	245.4	Trenton Canyon
MRA7782	484639	4499143	2389	266	-40	336.8	Trenton Canyon
MRA7783	484642	4499140	2391	266	-52	332.2	Trenton Canyon
MRA7786	485507	4502840	1843	90	-65	275.8	New Millennium
MRA7787	485555	4502835	1847	90	-65	245.4	New Millennium
MRA7788	485389	4502808	1814	90	-70	259.1	New Millennium
MRA7789	485279	4502746	1813	90	-75	275.8	New Millennium
MRA7791	485460	4502806	1826	90	-70	245.4	New Millennium
MRA7792	485467	4502748	1816	90	-65	214.9	New Millennium
MRA7793	484663	4499108	2395	275	-58	382.5	Trenton Canyon
MRA7795	484450	4499484	2255	270	-65	291.1	Trenton Canyon
MRA7796	484700	4499040	2374	265	-52	336.8	Trenton Canyon
MRA7797	485152	4507665	1515	90	-70	199.6	Mackay
MRA7799	485244	4507648	1508	90	-70	190.5	Mackay
MRA7800	485169	4507969	1356	270	-70	68.6	Mackay
MRA7801	485193	4507969	1355	270	-75	108.2	Mackay
MRA7802	485315	4507971	1341	90	-80	68.6	Mackay
MRA7803	485213	4508003	1342	90	-75	68.6	Mackay
MRA7804	484639	4499143	2389	266	-52	336.8	Trenton Canyon
MRA7805	485219	4507943	1353	90	-70	111.3	Mackay
MRA7806	485256	4507912	1349	90	-70	102.1	Mackay
MRA7807	485207	4507881	1364	90	-70	77.7	Mackay
MRA7808	485263	4507818	1371	90	-70	62.5	Mackay
MRA7809	484761	4499354	2263	185	-72	367.3	Trenton Canyon
MRA7814	484693	4499036	2374	62	-72	275.8	Trenton Canyon
MRA7817	484762	4499044	2346	84	-55	245.4	Trenton Canyon
MRA7819	484761	4499042	2346	55	-65	184.4	Trenton Canyon
MRA7820	484750	4499014	2345	62	-82	169.2	Trenton Canyon
MRA7821	485149	4502964	1790	90	-55	275.8	New Millennium
MRA7822	484759	4498980	2337	62	-50	109.7	Trenton Canyon
MRA7823	484754	4498872	2329	62	-78	275.8	Trenton Canyon
MRA7824	485137	4506936	1557	90	-65	126.5	Mackay
MRA7840	484640	4499550	2262	260	-72	428.2	Trenton Canyon
MRA7842	484668	4499500	2262	260	-54	306.3	Trenton Canyon

SSR Mining Inc.	PAGE 33